UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 12, 2025

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.

On August 13, 2025, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal year 2026, which ended June 29, 2025. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is “furnished”, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on August 12, 2025 at the Company’s executive offices, located at 916 South Burnside Avenue, Third Floor, Gonzales, Louisiana.

At the Annual Meeting, the Company’s stockholders:

(i)
elected Olivia W. Elliott, the Class I director nominee to the Company’s Board of Directors (the “Board”) to serve until the Company’s Annual Meeting of Stockholders to be held in 2028 (the “2028 Annual Meeting”) and until her successor is elected and qualified or until her earlier death, resignation or removal from office;

(ii)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
(iii)	ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2026; and
(iv)	recommended on a non-binding advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every “3 years”.

The voting results on each of the proposals voted on by the Company’s stockholders at the Annual Meeting are set forth below. Such proposals are further described in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on June 27, 2025.

PROPOSAL 1:	ELECTION OF DIRECTOR

To elect one Class I director to the Board to serve until the 2028 Annual Meeting and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal from office.

Class I Director
Nominee	For	Authority Withheld	Broker Non-Votes
Olivia W. Elliott	4,792,660	149,355	2,963,276

PROPOSAL 2:	ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
4,563,492	197,766	180,757	2,963,276

PROPOSAL 3:	RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2026.

For	Against	Abstain	Broker Non-Votes
7,676,998	192,485	35,808	0

PROPOSAL 4:	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE COMPENSATION

To vote, on a non-binding advisory basis, on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,235,514	136,325	2,482,926	87,250	2,963,276

Based on the voting results and the Board’s consideration of the appropriate frequency for the Company at this time, the Board resolved that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: August 13, 2025	By:	/s/ Claire K. Spencer
CLAIRE K. SPENCER
Vice President and Chief Financial Officer